UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Next Technology Holding Inc.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

[Date]
Next Technology Holding Inc.
1376-7 OBA, KASUKABE CITY, SAITAMA PREFECTURE
GRANDAGE 3, TAKEBASHI 408
JAPAN 344-0021
+852-90549481

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [Date], 2026

Next Technology Holding Inc., a Wyoming corporation, will hold its Annual Meeting of Stockholders at [Time] on [Date] HK Time (GMT+8), or such later date or dates as such Annual Meeting date may be adjourned, at Conference Room A, 4th Floor, No. 9 Queen’s Road Central, Central, Hong Kong Special Administrative Region, People’s Republic of China. The purpose of the meeting is to consider and act upon the following proposals:

1.      To elect four (4) directors to serve as members of the Board of Directors (the “Board of Directors” or the “Board”) until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified (the “Election of Directors Proposal”).

2.      To ratify the appointment of JWF Assurance PAC as our independent registered public accounting firm for the fiscal year ended December 31, 2025 (the “Auditor Ratification Proposal”).

3.      To approve the business strategies of the Company described in the proposal, which include the Company’s planned capital-raising activities under Form S-3, the use and management of digital assets, the Company’s long-term share repurchase strategy, and the Company’s major investment and business expansion initiatives, as further detailed in the proposal (the “Business Strategies Proposal”).

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Stockholders are referred to the proxy statement for more detailed information with respect to the matters to be considered at the Annual Meeting. The Board of Directors recommends a vote “FOR” Proposals 1, 2, and 3.

Our Board has set [Date], as the record date for the Annual Meeting and any adjournment(s) or postponement(s) thereof (the “Record Date”). Only stockholders of record as of the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. The Annual Meeting will begin promptly at [time] on [Date] HK Time (GMT+8). Check-in will begin at [Time] on [Date] HK Time (GMT+8), and you should allow ample time for the check-in procedures.

Your vote is important.    Please read the proxy statement and the instructions on the proxy card and then, whether or not you plan to attend the Annual Meeting, and no matter how many shares you own, please submit your proxy promptly via the Internet, or by completing, dating and returning your proxy card in the envelope provided. This will not prevent you from voting at the Annual Meeting. It will, however, help to assure a quorum and to avoid added proxy solicitation costs.

You may revoke your proxy at any time before the vote is taken by delivering to the office of the Corporate Secretary of Next Technology Holding Inc. a written revocation or a proxy with a later date (including a proxy via the Internet or email) or by voting your shares in person at the Annual Meeting, in which case your prior proxy would be disregarded.

Dated: [Date]

By order of the Board of Directors,

Jianbo Sun
Director

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

Pursuant to the rules of the Securities and Exchange Commission, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. The Notice and Proxy Statement are also available at www.transhare.com and clicking on “Vote Your Proxy”.

Among other things, the Proxy Statement contains information regarding:

•        The date, time and location of the meeting

•        A list of the matters being submitted to Stockholders

•        Information concerning voting in person

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

Next Technology Holding Inc.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [DATE]

The Board of Directors of Next Technology Holding Inc. (the “Company” or “we” or “us”) is soliciting proxies to be used at the Annual Meeting of Stockholders following the fiscal year ended December 31, 2025 (the “Annual Meeting”). Distribution of this Proxy Statement and a Proxy Form is scheduled to begin on or about [Date].

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these proxy materials?

The Board is asking for your proxy for use at the Annual Meeting to be conducted at [Time] on [Date] HK Time (GMT+8)], or such later date or dates as such Annual Meeting date may be adjourned, at Conference Room A, 4th Floor, No. 9 Queen’s Road Central, Central, Hong Kong Special Administrative Region, People’s Republic of China. As a stockholder, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

This proxy statement is furnished to stockholders of Next Technology Holding Inc., a Wyoming corporation, in connection with the solicitation of proxies by the Board of Directors on behalf of the Company for use at the Annual Meeting.

Why did I receive a full set of these materials, instead of a notice regarding the Internet availability of proxy materials?

We are using the “Full Set Delivery” method of providing proxy materials to stockholders. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Proxy Statement and form of proxy card, as well as providing access to those proxy materials on a publicly accessible website. The Proxy Statement, form of proxy card, and the other annual meeting materials are also available on the internet at www.transhare.com and clicking on “Vote Your Proxy”.

What should I do if I receive more than one set of voting materials?

You may receive more than one copy of this proxy statement and the proxy card or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate set of proxy materials for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a printed copy of the proxy materials, a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of common stock held in each of your different accounts to ensure that all of your shares are voted.

Who is soliciting my vote?

The Board is soliciting your vote on behalf of the Company. Our officers, directors, and employees may also solicit proxies personally or in writing, by e-mail, or otherwise. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, in connection with shares registered in their names, will be asked to forward solicitation material to the beneficial owners of such shares. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation materials and collecting voting instructions.

When were the solicitation materials first given to stockholders?

This proxy statement and the accompanying form of proxy are dated [Date]. We expect to commence mailing to our stockholders this proxy statement, the proxy card, and any other annual meeting materials on or about [Date]. This proxy statement and the Notice are also available at www.transhare.com and clicking on “Vote Your Proxy”.

How does the Board recommend that I vote on the proposals?

The Board recommends that you vote as follows:

•        “FOR” the Election of Directors Proposal;

•        “FOR” the Auditor Ratification Proposal; and

•        “FOR” the Business Strategies Proposal.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was published, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

Who is entitled to vote at the Annual Meeting?

Only holders of our common stock (the “common stock”) at the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, there were [Number] shares of Common Stock outstanding. Each share of common stock is entitled to one vote on each proposal properly presented at the Annual Meeting. There is no cumulative voting.

What is a quorum of stockholders?

In order to carry on the business of the Annual Meeting, a quorum must be present. If a majority of the outstanding shares of our Common Stock entitled to vote on the Record Date are present, either in person or by proxy, we will have a quorum at the meeting. Any shares represented by proxies that are marked for, against, withhold, or abstain from voting on a proposal will be counted as present in determining whether we have a quorum. If a broker, bank, custodian, nominee, or other record holder of our common stock indicates on a proxy card that it does not have discretionary authority to vote certain shares on a particular matter, and if it has not received instructions from the beneficial owners of such shares as to how to vote on such matters, the shares held by that record holder will not be voted on such matter (referred to as “broker non-votes”) but will be counted as present for purposes of determining whether we have a quorum. There were [Number] shares of our common stock issued and outstanding on the Record Date, and each share of common stock has one vote. The presence of holders of [Number] votes will represent a quorum.

How many votes does it take to pass each matter?

Proposal 1: Election of Directors

A director is elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Each share shall be permitted to vote for up to four (4) candidates and the four (4) candidates receiving the highest number of votes cast shall be elected. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Auditor Ratification

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will not be counted as either a vote cast for this proposal or against this proposal. Broker non-votes are not applicable to the Auditor Ratification Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant. However, if our stockholders do not ratify the appointment of JWF Assurance PAC as the Company’s independent public accountant for the fiscal year ended December 31, 2025, the Audit Committee of the Board may reconsider its appointment.

Proposal 3: Business Strategies

The affirmative vote of a majority of the votes cast for this proposal is required to approve the business strategies set forth in this proposal. Abstentions will not be counted as either a vote cast for this proposal or a vote cast against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Who may attend and how do I attend?

All holders of our common stock as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting in person at [Time] on [Date] HK Time (GMT+8), or such later date or dates as such Annual Meeting date may be adjourned, at Conference Room A, 4th Floor, No. 9 Queen’s Road Central, Central, Hong Kong Special Administrative Region, People’s Republic of China.

What if I have technical difficulties or trouble accessing the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting. If you encounter any difficulties, please contact via email at Proxy@Transhare.com.

Why is the Company proposing the proposal to ratify appointment of the Company’s independent auditors?

The Company appointed JWF Assurance PAC to serve as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2025. The Company elects to have its stockholders ratify such appointment.

How do I vote

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for or withheld for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Director’s recommendations as noted below. The Board has appointed Weihong Liu and Eve Chan, or either one of them with full power of substitution, to serve as the proxies for the Annual Meeting. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Transhare Corporation, or you have stock certificates, you may vote:

•        By Internet.    The website address for Internet voting is www.transhare.com. Please click “Vote Your Proxy”, enter your control number and follow the instructions to vote your proxy.

•        By Email.    Mark, date, sign and email the proxy card to Proxy@Transhare.com, ATTN: Proxy Team.

•        By Mail.    Mark, date, sign and mail promptly the proxy card to Transhare Corporation, Bayside Center 1 17755 US Highway 19 N Suite 140, Clearwater FL, 33764, ATTN: Proxy Team.

•        At the Annual Meeting:    If you are a stockholder of record, you can participate and vote your shares in the Annual Meeting. You may then enter the control number included on your proxy card and view the proposals and cast your vote.

•        If you vote by Internet or email, please do not mail your proxy card.

Because of possible delays with the mails, we recommend you use the internet or email to vote.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “If my shares are held in “street name” by my broker, will my broker vote my shares for me?” below. Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to present a nominee-issued proxy to Proxy@Transhare.com by 5:00 p.m. HK time (GMT+8), on [Date], you will not be able to vote your nominee-held shares during the Annual Meeting.

YOUR PROXY CARD WILL BE VALID ONLY IF YOU COMPLETE, SIGN, DATE, AND RETURN IT BEFORE THE MEETING DATE.

How will my proxy vote my shares?

If your proxy card is properly completed and received, and if it is not revoked, before the Annual Meeting, your shares will be voted at the meeting according to the instructions indicated on your proxy card. If you are a record holder and sign and return your proxy card, but do not give any voting instructions, your shares will be voted as follows:

•        “FOR” the Election of Directors Proposal;

•        “FOR” the Auditor Ratification Proposal; and

•        “FOR” the Business Strategies Proposal.

To our knowledge, no other matters will be presented at the meeting. However, if any other matters of business are properly presented, the proxy holders named on the proxy card are authorized to vote the shares represented by proxies according to their judgment.

If my shares are held in “street name” by my broker, will my broker vote my shares for me?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?”. If your shares are held in street name and your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The Nasdaq Capital Market has rules that govern brokers who have record ownership of listed company stock held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”).

The following matter is considered a routine matter. Therefore, if you do not vote on this proposal, your brokerage firm may choose to vote for you or leave your shares unvoted on this proposal:

•        Proposal 2: Auditor Ratification.

Applicable rules, however, do not permit brokerage firms to vote their clients’ unvoted shares on the following proposals:

•        Proposal 1: Election of Directors; and

•        Proposal 3: Business Strategies.

Therefore, if you do not vote on these proposals, your shares will remain unvoted on such proposals. We urge you to provide voting instructions to your brokerage firm so that your vote will be cast on these proposals.

How do I revoke my proxy and change my vote prior to the Annual Meeting?

If you are a registered stockholder (meaning your shares are registered directly in your name with our transfer agent), you may change your vote at any time before voting takes place at the Annual Meeting. You may change your vote by:

1.      Using the online or email voting method described above, in which case only your latest proxy submitted prior to the Annual Meeting will be counted.

2.      Delivering voter instructions to Transhare Corporation (the transfer agent of the Company for this annual stockholder meeting), ATTN: Proxy Team, 17755 US Highway 19 N, Suite 140, Clearwater FL 33764, with a written notice dated later than the proxy you want to revoke stating that the proxy is revoked, which notice must be received before 5:00 p.m. HK time (GMT+8), on [Date];

3.      Completing and sending in voter instructions with a later date; or

4.      Attending the Annual Meeting and voting in person.

For shares you hold beneficially or in “street name,” you may change your vote by submitting new voting instructions to your bank, broker or other nominee or fiduciary in accordance with that entity’s procedures, or if you obtained a legal proxy form giving you the right to vote your shares, by attending the Annual Meeting and voting during the Annual Meeting in person.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy, and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the Company to ask for proxies, as described below.

Is this proxy statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the proxy materials including the Notice of Annual Meeting, the proxy statement and the proxy card, officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice of Annual Meeting of Stockholders and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

We expect to publish the voting results of the Annual Meeting in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement, including the documents we refer to in this proxy statement. If you have any questions, or need additional materials, please feel free to contact our CEO, Weihong Liu, via email at contact@nxtttech.com.

What proposals will be presented at the Annual Meeting?

We will present three proposals at the Annual Meeting. We have described in this proxy statement all of the proposals that we expect will be made at the meeting. If any other proposal is properly presented at the meeting, we will, to the extent permitted by applicable law, use your proxy to vote your shares of common stock on such proposal in our best judgment.

PLEASE VOTE — YOUR VOTE IS IMPORTANT

PROPOSALS OF STOCKHOLDERS AT THE NEXT ANNUAL MEETING OF STOCKHOLDERS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a stockholder proposal submitted for inclusion in our proxy statement for the next Annual Meeting of Stockholders must be received no later than [Date]. However, pursuant to such rule, if the next Annual Meeting of Stockholders is held on a date that is before [Date] or after [Date], then a stockholder proposal submitted for inclusion in our proxy statement for the next Annual Meeting of Stockholders must be received by us a reasonable time and no less than 60 days before we begin to print and mail our proxy statement for the next Annual Meeting of Stockholders. Such proposal must be submitted on or before the close of business at our headquarters at email address of contact@nxtttech.com, Attention: Secretary.

Stockholders wishing to submit proposals to be presented directly at the next Annual Meeting of Stockholders instead of by inclusion in next year’s proxy statement must follow the submission criteria set forth in applicable law concerning stockholder proposals. To be timely in connection with the next Annual Meeting of Stockholders, a stockholder proposal concerning director nominations or other business must be received by the Company at its principal executive offices no later than [Date]; provided, however, if and only if the next Annual Meeting of Stockholders is not scheduled to be held before [Date] or after [Date], such stockholder’s notice must be received by the Company at its principal executive offices not earlier than 120 days prior to the date of the next Annual Meeting of Stockholders and not later than the later of (A) the tenth day following the date of the public announcement of the date of the next Annual Meeting of Stockholders or (B) the date which is 90 days prior to the date of the next Annual Meeting of Stockholders. Stockholder proposals submitted outside such timeline(s)are considered untimely.

OTHER MATTERS

Should any other matter or business be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the proxy holder. The Company does not know of any such other matter or business.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K is available online at http://www.nxtttech.com/ and click “Investors” — “SEC Filings.” Upon the written request of a stockholder, the Company will provide, without charge, a copy of its Annual Report, including the financial statements and schedules and documents incorporated by reference therein but without exhibits thereto, as filed with the SEC. The Company will furnish any exhibit to the Annual Report to any stockholder upon request and upon payment of a fee equal to the Company’s reasonable expenses in furnishing such exhibit. All requests for the Annual Report or its exhibits should be addressed to the Secretary, Next Technology Holding Inc., 1376-7 Oba, Kasukabe City, Saitama Prefecture, Grandage 3, Takebashi 408, Japan 344-0021 or ir@nxtttech.com.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the number and percentage of shares of outstanding common stock of the Company, owned of record and beneficially, by each person known by the Company to own 5% or more of such stock, each director of the Company, and by all executive officers and directors of the Company. The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned and an address of c/o Next Technology Holding Inc., Secretary, 1376-7 Oba, Kasukabe City, Saitama Prefecture, Grandage 3, Takebashi 408, Japan 344-0021 or ir@nxtttech.com. For each current director and nominee for director, each executive officer named in the table and our directors and executive officers as a group, percentage of common stock ownership is based on [Number] shares of common stock issued and outstanding as of the Record Date. For each owner of more than 5% of our common stock, the percentage of ownership is as of the Record Date unless otherwise indicated.

Directors and Named Executive Officers	Amount of Beneficial Ownership of Common Stock(1)	Percentage Ownership of Common Stock(1)
Tian Yang(2)	—	—
Qi Wang(2)	—	—
Jianbo Sun(2)	—	—
Wenbo Li	—	—
Guang Cui	—	—
Gwanggeun Jo	—	—
Hsiu Wu	—	—
Eve Chan	—	—
Nan Ding	—	—
Weihong Liu	—	—
All executive officers and directors as a group (7 persons)	0	0%

____________

(1)      Beneficial ownership includes all stock options, warrants and restricted awards, including vested restricted stock units (“RSUs”), if any, held by a stockholder that are currently exercisable or exercisable within 60 days of the Record Date.

(2)      Each of Messrs. Yang, Wang and Sun has elected not to stand for re-election at the Annual Meeting and retire from the Board effective as of the date of the Annual Meeting when his current term as director expires.

PROPOSAL 1: Election of Directors

General

Our Board currently consists of three members, all of whom have decided to not stand for re-election at the Annual Meeting and will retire from the Board effective as of the date of the Annual Meeting when their current terms as directors expire. The Nomination Committee and the Board have unanimously approved the recommended slate of four directors.

The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the next Annual Meeting of Stockholders or until a successor is named and qualified, or until his or her earlier resignation or removal. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the stockholder, the accompanying proxy will be voted for the election of the four persons named under the heading “Nominees for Director.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

Nominees For Director Until the Next Annual Meeting of Stockholders or Until Their Respective Successors Have Been Duly Elected and Qualified

Name	Age	Position with the Company	Director Since
Wenbo Li	[*]	—	—
Guang Cui	[*]	—	—
Gwanggeun Jo	[*]	—	—
Hsiu Wu	[*]	—	—

The Nominating Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a nominee for election as a member of our Board.

Nominee Biographies

Wenbo Li

Mr. Wenbo Li is a hands-on management professional with nearly two decades of experience in industrial automation and digital transformation. Since 2018, Mr. Li has served as Business Development Director of the IoT Business Unit at Advantech Co., Ltd., where he has been responsible for strategic planning and execution, with a focus on smart factory and equipment automation solutions. He successfully transformed the unit from traditional hardware sales to an integrated “hardware + software + platform” solution provider. From 2012 to 2018, Mr. Li served as Asia-Pacific Business Development Director at Rockwell Automation, where he expanded emerging markets in the Asia-Pacific region, led three strategic acquisitions and joint ventures in Southeast Asia, and integrated local sales and service networks to establish new growth drivers. From 2006 to 2012, he worked at Neusoft Corporation, advancing from Senior Consultant to management roles, delivering ERP, MES, and other digital transformation consulting services to large manufacturing enterprises, and building a solid technical foundation and project management expertise. Mr. Li possesses extensive experience in driving digital transformation through Industrial IoT and SaaS models, spanning technology, market development, and M&A integration, and combines project expertise with a global perspective. He holds a Bachelor’s degree in Computer Science and Technology from Jilin University, China, and a Master’s degree in Information Technology from The University of Queensland, Australia.

Guang Cui

Mr. Guang Cui has nearly three decades of experience in software engineering, system architecture, and technical management across the telecommunications, finance, and technology industries. Since 2021, he has served as an independent technical consultant, providing system architecture and technology innovation consulting to multiple technology companies. From 2016 to 2020, he was Senior Technical Manager in the FinTech Division of the Royal Bank of Canada, overseeing technical architecture and R&D for global payment systems. Between 2005 and 2015, he was a system architect and technical director at Oracle Corporation, leading enterprise-level cloud service architecture and database system development, and from 1996 to 2004, he served as a technical leader at Nortel Networks, focusing on core communication protocol development and team management. Mr. Cui brings deep expertise in large-scale distributed systems, enterprise software development, technical risk management, and cross-border team leadership, with a strong understanding of both North American and Asian technology markets. He holds a Bachelor of Science degree in Computer Science from the University of Toronto and a Master of Engineering degree in Electrical and Computer Engineering from the University of Waterloo.

Gwanggeun Jo

Mr. Gwanggeun Jo has a strong background in digital assets and blockchain, with experience spanning strategic investments, institutional services, and technology research. Since 2023, he has served as a Senior Manager in the Strategic Investments department at Binance, leading due diligence and investment execution in emerging digital asset sectors. From 2021 to 2022, he worked as an Institutional Client Manager at Upbit, gaining insight into institutional-grade service models and compliance frameworks, and from 2019 to 2021, he served as a Blockchain Researcher at Dunamu, where he developed a systematic understanding of blockchain technology and market evolution. Mr. Jo began his career in 2016 as a Product Strategy Analyst in the FinTech Innovation Department of Naver, one of South Korea’s leading internet companies. He is skilled in synthesizing analytical methodologies and integrating advanced digital technologies with traditional financial structures to support sustainable business growth. Mr. Jo holds a Bachelor’s degree in Computer Science and a Master’s degree in Finance from Korea University.

Hsiu Wu

Mr. Hsiu Wu is an investor and corporate governance professional with nearly a decade of experience in early-stage technology investing across artificial intelligence, high-performance computing, and blockchain infrastructure. From 2021 to 2025, Mr. Wu operated Eminent Vision Capital in Singapore, leading investments in AI infrastructure, high-performance computing, and Web 3.0 data-protocol startups, and advising on strategic planning and commercial development. Previously, from 2015 to 2020, he served as an Investment Manager in the direct private equity division of Standard Chartered Bank, focusing on technology and financial services investments across the Asia-Pacific region and participating in multiple cross-border M&A and equity transactions. He brings a broad Asia-Pacific perspective and strong cross-cultural communication skills, along with distinctive insights into technology trends, capital markets, and risk governance. Mr. Wu holds a Bachelor of Computing degree in Computer Science from the National University of Singapore and a Master in Management degree from NEOMA Business School in France.

Unless authority to vote for the nominees named above is withheld, the shares represented by the proxy will be voted FOR the election of such nominees as directors. In the event that any of the nominees shall become unable or unwilling to serve, the shares represented by the proxy will be voted for the election of such other person as the Board may recommend in such nominee’s place. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

Family Relationships

None of the directors or executive officers at the Company have a family relationship as defined in Item 401 of Regulation S-K.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors and officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten (10) years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

Vote Required

Directors will be elected by a plurality of the votes cast at the Annual Meeting. Stockholders may vote FOR or WITHHOLD with respect to each nominee individually. You may vote FOR up to four (4) nominees (votes are not cumulative). The four nominees receiving the highest number of FOR votes will be elected. Brokerage firms do not have discretionary authority to vote uninstructed shares held in street name in the election of directors; accordingly, any uninstructed shares will be treated as broker non-votes. Broker non-votes and WITHHOLD votes are not counted as votes cast for any nominee and therefore have no effect on the outcome under the plurality standard.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL THE NOMINEES NAMED ABOVE AS DIRECTORS.

CORPORATE GOVERNANCE

General

We are committed to maintaining strong corporate governance practices that benefit the long-term interests of our stockholders by providing for effective oversight and management of our Company. Our governance policies, including our Corporate Governance Principles, Code of Ethics, and committee charters can be found on our website at www.nxtttech.com.

The Nominating Committee regularly reviews our Corporate Governance Principles, Code of Ethics, and committee charters to ensure that they take into account our developments, changes in regulations and listing requirements, and the continuing evolution of best practices in the area of corporate governance.

The Board conducts an annual self-evaluation in order to assess whether the directors, the committees, and the Board are functioning effectively.

Code of Business Conduct and Ethics and Whistleblower Policy

Our Code of Ethics and Business Conduct (the “Code”) applies to our employees, directors, officers, contractors, consultants, and persons performing similar functions. It can be found on our website at http://www.nxtttech.com/h-col-120.html. This Code applies equally to our directors, officers and employees, including our President and Chief Executive Officer and our Chief Financial Officer. We require that they avoid conflicts of interest, comply with applicable laws, protect our sensitive information, including customer data, intellectual property, and trade secrets, and compete ethically while complying with antitrust/competition laws. The Code prohibits bribes, kickbacks, or improper payments and requires strictly enforcement of gift/entertainment policies. The Code requires employees to comply with all applicable laws, rules, and regulations wherever in the world we conduct business. This includes applicable laws on privacy and data protection, anti-corruption and anti-bribery. If we make substantive amendments to the Code, or grant any waiver, including any implicit waiver, from a provision of the Code to our President and Chief Executive Officer and Chief Financial Officer, and any of our other officers, financial professionals, and persons performing similar functions, we will disclose the nature of such amendment or waiver on our website (http://www.nxtttech.com/h-col-120.html) or in a report filed with the SEC on Form 8-K.

We also adopted a Whistleblower Policy, providing a platform to receive, retain, and retreat concerns and complaints about accounting, internal accounting controls, auditing matters, fraud, any violation of law, or rules or regulations of our Code, free of any retaliation. The Whistleblower Policy can be found on our website at http://www.nxtttech.com/h-col-120.html. We intend to disclose any amendments to, or waivers from, our Whistleblower Policy at the same website address provided above.

Board Composition

Our Bylaws, as amended (the “Bylaws”) provide that our Board will consist of no less than three members, with no less than 3 independent directors.

Independence of Directors

Our Board is currently comprised of three members, all of whom are independent directors. Assuming the Company’s director nominees are elected at the Annual Meeting, the Board will be comprised of four members, all of them will be independent directors.

The Board, upon recommendation of the Nominating Committee, unanimously determined that each of Company’s director nominees is “independent,” as such term is defined in the Nasdaq Stock Market Rules (“Stock Market Rules”).

The definition of “independent director” included in the Stock Market Rules includes a series of objective tests, such as that the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s Corporate Governance Principles, the Board’s

determination of independence is made in accordance with the Stock Market Rules, as the Board has not adopted supplemental independence standards. As required by the Stock Market Rules, the Board also has made a subjective determination with respect to each director that such director does not have a relationship that, in the opinion of the Board, would interfere with exercising independent judgment in carrying out such director’s responsibilities, even if the director otherwise satisfies the objective independence tests included in the definition of an “independent director” included in the Stock Market Rules.

In determining that each individual who served as a member of the Board is independent, the Board considered (i) relationships and transactions involving directors or their affiliates or immediate family members that would be required to be disclosed as related party transactions and (ii) other relationships and transactions involving directors or their affiliates or immediate family members that did not rise to the level of requiring such disclosure, of which there were none.

Board Leadership Structure

The Board believes that the Company’s stockholders are best served if the Board retains the flexibility to adapt its leadership structure to applicable facts and circumstances, which necessarily change over time. Accordingly, the Company’s Corporate Governance Principles provide that the Board may combine or separate the roles of the Chief Executive Officer and Chairman of the Board, as it deems advisable and in the best interests of the Company and its stockholders.

The independent directors have concluded that the most effective leadership structure for us at the present time is for Mr. Weihong Liu to serve as our Chief Executive Officer and a member of our Board as the Chairman of the Board. The Board made this determination with the belief that these individuals would bring to the Board a broad and uniquely well-informed perspective on the Company’s business, as well as insight into the trends and opportunities that can affect the Company’s future. In adopting the structure, the Board also concluded that the strong independent membership of the Board and its standing committees ensures robust and effective communication between the directors and members of management, and that the overall leadership structure is effective in providing the Board with a well-informed and current view of our business that enhances its ability to address strategic considerations, as well as focus on the opportunities and risks that are of greatest importance to us and our stockholders. The Board believes this structure has served us well since December 2023.

Board Committees

We have established three committees under the Board: Audit Committee, Compensation Committee and Nominating Committee. Each committee is governed by a charter approved by our Board, which is available at www.nxtttech.com.

Audit Committee

Our Audit Committee currently consists of Tian Yang (Chair), Jianbo Sun, and Qi Wang. Mr. Lichen Dong resigned as a member of our Board and any committee thereof, effective December 10, 2025. Each of Messrs. Yang, Sun and Wang has elected not to stand for re-election at the Annual Meeting and retire effective as of the date of the Annual Meeting as his current term as director expires. Each member of the Audit Committee satisfies the “independence” requirements of Rule 5605(a)(2) of the Listing Rules of the Nasdaq Stock Market and meet the independence standards under Rule 10A-3 under the Exchange Act. The Audit Committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. The Audit Committee is responsible for, among other things:

•        selecting our independent registered public accounting firm and pre-approving all auditing and non-auditing services permitted to be performed by our independent registered public accounting firm;

•        reviewing with our independent registered public accounting firm any audit problems or difficulties and management’s response and approving all proposed related party transactions, as defined in Item 404 of Regulation S-K;

•        discussing the annual audited financial statements with management and our independent registered public accounting firm;

•        annually reviewing and reassessing the adequacy of our Audit Committee charter;

•        meeting separately and periodically with the management and our independent registered public accounting firm;

•        regularly reporting to the full board of directors;

•        reviewing the adequacy and effectiveness of our accounting and internal control policies and procedures and any steps taken to monitor and control major financial risk exposure; and

•        such other matters that are specifically delegated to our Audit Committee by our board of directors from time to time.

Compensation Committee

Our Compensation Committee currently consists of Jianbo Sun (Chair), Tian Yang and Qi Wang. Mr. Lichen Dong resigned as a member of our Board and any committee thereof, effective December 10, 2025. Each of Messrs. Yang, Sun and Wang has elected not to stand for re-election at the annual meeting and retire as his current term as director expires. Each of the Compensation Committee members satisfies the “independence” requirements of Rule 5605(a)(2) of the Listing Rules of the Nasdaq Stock Market. Our Compensation Committee assists the board in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers. No officer may be present at any committee meeting during which such officer’s compensation is deliberated upon. The Compensation Committee is responsible for, among other things:

•        reviewing and approving to the board with respect to the total compensation package for our most senior executive officers;

•        approving and overseeing the total compensation package for our executives other than the most senior executive officers;

•        reviewing and recommending to the board with respect to the compensation of our directors;

•        periodically reviewing and approving any long-term incentive compensation or equity plans;

•        selecting compensation consultants, legal counsel or other advisors after taking into consideration all factors relevant to that person’s independence from management; and

•        programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee is currently or has been at any time during the last year one of our employees. None of our executive officers currently serves, or has served during the last year, as a member of the Board or Compensation Committee of any entity that has one or more executive officers serving as a member of the Board or Compensation Committee.

Nominating Committee

Our Nominating Committee currently consists of Jianbo Sun, Tian Yang and Qi Wang. Mr. Lichen Dong resigned as a member of our Board and any committee thereof, effective December 10, 2025. Each of Messrs. Yang, Sun and Wang has elected not to stand for re-election at the annual meeting and retire as his current term as director expires. Each member of the Nominating Committee satisfies the “independence” requirements of Rule 5605(a)(2) of the Listing Rules of the Nasdaq Stock Market. The Nominating Committee assists the Board in selecting individuals qualified to become our directors and in determining the composition of the Board and its committees. The Nominating Committee considers candidates for director who are recommended by its members, by other Board members, by stockholders and by management. The Nominating Committee is responsible for, among other things:

•        selecting and recommending to the Board nominees for election by the stockholders or appointment by the Board;

•        annually reviewing with the Board the current composition of the Board with regards to characteristics such as independence, knowledge, skills, experience and diversity;

•        making recommendations on the frequency and structure of Board meetings and monitoring the functioning of the committees of the Board; and

•        advising the Board periodically with regards to significant developments in the law and practice of corporate governance as well as our compliance with applicable laws and regulations, and making recommendations to the Board on all matters of corporate governance and on any remedial action to be taken.

All stockholder recommendations for Board nominees must be submitted in writing to the Secretary of our Company at Next Technology Holding Inc., 1376-7 Oba, Kasukabe City, Saitama Prefecture, Grandage 3, Takebashi 408, Japan 344-0021 or at ir@nxtttech.com, who will forward all recommendations to the Nominating Committee. While our Bylaws do not prescribe a formal deadline for stockholders to recommend director nominees, we suggest that all stockholder recommendations for Board nominees should be submitted to our company not less than 120 calendar days prior to the date on which the Company’s Proxy Statement was released to stockholders in connection with the previous year’s annual meeting of stockholders to allow sufficient time for the Company to process them. Stockholder recommendations should also follow Rule 14a-19 of the Exchange Act. All stockholder recommendations for Board nominees must include (1) the name and address of record of the stockholder, (2) a representation that the stockholder is a record holder of our security, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b) of the Exchange Act, (3) the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed Board nominee, (4) a description of the qualifications and background of the proposed Board nominee which addresses the minimum qualifications and other criteria for directors approved by our Board from time to time, (5) a description of all arrangements or understandings between the stockholder and the proposed Board nominee, (6) the consent of the proposed Board nominee to be named in the proxy statement, to have all required information regarding such Board nominee included in the applicable proxy statement, and to serve as a director if elected, and (7) any other information regarding the proposed Board nominee that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

Depth of experience, fitness and the ability to make meaningful contributions to our Board’s oversight of the business and affairs of the Company in addition to a willingness to exercise independent judgment, and an impeccable reputation for honest and ethical conduct that align with our core values, are important factors when identifying opportunities to add new directors to our Board by the Nominating Committee. Additionally, in identifying new Board nominees, the Nominating Committee evaluates a nominee’s time commitments to ensure the appropriate amount of time, energy, and care is given to the needs of our business. The Nominating Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations.

Director Attendance at Board, Committee, and Other Meetings

Directors are expected to attend Board meetings and meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. The Board does not have a policy on director attendance at our annual meeting.

The directors (who also constitute all of the independent directors) meet in executive sessions in connection with regularly scheduled Board meetings and at such other times as the non-management directors deem appropriate.

During the fiscal year ended December 31, 2025, the Board held 18 regular and special meetings, the Audit Committee held 2 regular and special meetings, the Compensation Committee held 2 regular meetings, and the Nominating Committee held 2 regular meetings. Each director attended 100% of the total number of meetings of the Board and of the committees on which he or she served that were held during his or her term of office.

Board of Directors Role in Risk Oversight

Our Board plays an active role in our risk oversight, including with respect to risks related to cybersecurity. The Board does not have a formal risk management committee but administers this oversight function through various standing committees of the Board. The Audit Committee periodically reviews overall enterprise risk management, in addition to maintaining responsibility for oversight of financial reporting-related risks, including those related to our accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of our Code. The Compensation Committee has responsibility for evaluating and overseeing risks arising from our executive compensation and benefit plans, policies and programs. The Nominating Committee oversees corporate governance risks and oversees and advises the Board with respect to our policies and practices regarding significant issues of corporate responsibility.

We have established procedures for evaluating, recognizing, and managing significant risks stemming from potential unauthorized events occurring on or through our electronic information systems. These procedures comprise an important part of our overall enterprise risk management system and are aimed at preventing, detecting, or mitigating data breaches, theft, misuse, unauthorized access, or any other security incidents or vulnerabilities affecting digitally stored data. Internally we have an Internet, Email and Computer Use Policy and all of our employees have been trained on the policy and related tools. Additionally, we employ processes to manage and identify risks arising from cybersecurity threats linked to supplier and customer relationships and our utilization of third-party technology and systems.

We adhere to a risk management framework based on applicable laws and regulations to handle cybersecurity risks across our products, services, infrastructure and corporate assets. We regularly conduct risk assessments to gauge the effectiveness of our systems, identifying areas for improvement. These processes enable us to make informed, risk-based decisions and prioritize cybersecurity measures and risk mitigation strategies. Our risk mitigation efforts encompass a range of technical and operational actions. Our cybersecurity risks and related responses are evaluated by senior leadership, including as part of our enterprise risk assessments that are reviewed by our Board. Our management team supervises efforts to prevent, detect, mitigate and remediate cybersecurity risks and incidents. However, we cannot guarantee that our efforts will prevent any cybersecurity incident from occurring.

Consideration of Director Nominees

As specified in our Corporate Governance Principles, we seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to us and our success. The Nominating Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria reflected in the Corporate Governance Principles. The Nominating Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and us, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Nominating Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees. We did not pay fees to any third party to assist in the process of identifying or evaluating director candidates for the fiscal year ended December 31, 2025.

The Nominating Committee will consider director candidates recommended by stockholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, members of the Nominating Committee and management. To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to the Secretary of our Company at Next Technology Holding Inc., 1376-7 Oba, Kasukabe City, Saitama Prefecture, Grandage 3, Takebashi 408, Japan 344-0021 or at ir@nxtttech.com. Such recommendation must satisfy the notice, information and consent requirements set forth in our corporate governance documents and the procedures mentioned in “Nominating Committee” part above and must be received by us prior to the date set forth under “Proposals of Stockholders at the Next Annual Meeting of Stockholders” included herein. Stockholder recommendations should also follow Rule 14a-19 of the Exchange Act. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees that is required under the charter of the Nominating Committee.

Report of the Audit Committee

Our Audit Committee reviewed the Company’s audited financial statements for the fiscal year ended December 31, 2024. The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2024, which includes the consolidated balance sheets of the Company as of December 31, 2024, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for each of the years in the two-year period ended December 31, 2024, and the notes thereto. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed with the SEC” or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing. Each member of the Audit Committee is financially literate and our Board has determined that Tian Yang qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Reviews and Discussions with Management

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2024 with management.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee has discussed with its independent auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has also received written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with the independent auditor its independence from the Company. The Audit Committee has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with the independent auditor.

Based on the review and discussions referred to above, the Audit Committee approved the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

AUDIT COMMITTEE
Tian Yang
Jianbo Sun
Qi Wang

Communications with the Board of Directors

Stockholders and other parties may communicate directly with the Board or the relevant board member by addressing communications to the following email address:

contact@nxtttech.com

All stockholder correspondence will be compiled by our corporate secretary and forwarded as appropriate. Stockholders should specifically request that a copy of the letter be distributed to a particular Board member or to all Board members. Where no such specific request is made, the letter will be distributed to Board members if material, in the judgment of the corporate secretary, to matters on the Board’s agenda.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers, and stockholders who own more than 10% of our stock to file forms with the SEC to report their ownership of our stock and any changes in ownership. We assist our directors and executive officers by identifying reportable transactions of which it is aware and preparing and filing their forms on their behalf. All persons required to file forms with the SEC must also send copies of the forms to us. We have reviewed all forms provided to us. Based on that review and on written information given to us by our executive officers and directors, we believe that all Section 16(a) filings during the past fiscal year were filed on a timely basis and that all directors, executive officers and 10% beneficial owners have fully complied with such requirements during the past fiscal year.

Insider Trading Policy

We have adopted an insider trading policy for directors, officers and employees of the Company and the Company itself that governs the purchase, sale and/or other dispositions of the Company’s securities and other securities by our directors, executive officers, employees and any member of his or her immediate family living in his or her household and by the Company itself. This policy is designed to promote compliance with listing standards. A copy of such policy is filed as Exhibit 19.1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and can also be accessed at http://www.nxtttech.com/h-col-120.html.

DIRECTOR COMPENSATION

The Compensation Committee periodically evaluates the compensation of directors and recommends compensation changes to the Board as appropriate. We did not pay any amount to any member of our Board during the fiscal year 2025.

Under the Company’s Insider Trading Policy, it is improper for directors to engage in short-term or speculative transactions in the Company’s securities.

The following table sets forth compensation information with respect to our non-executive directors during our fiscal year ended December 31, 2025.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings	All Other Compensation ($)	Total ($)
Lichen Dong(1)	—	—	—	—	—	—	—
Tian Yang(2)	—	—	—	—	—	—	—
Qi Wang(2)	—	—	—	—	—	—	—
Jianbo Sun(2)	—	—	—	—	—	—	—

____________

(1)      Mr. Dong resigned as a member of our Board and any committee there, effective December 10, 2025.

(2)      Each of Messrs. Yang, Wang and Sun has elected not to stand for re-election at the Annual Meeting and retire from the Board effective as of the date of the Annual Meeting when his current term as director expires.

The initial term on employment agreements shall automatically be extended on a yearly basis unless either party gives written notice to the other party 60 days prior to the expiration of the initial term stating that such party does not wish to extend the agreement.

EXECUTIVE OFFICERS

As of the Record Date, the following persons are our executive officers and hold the offices set forth opposite their names.

Name	Age	Principal Occupation	Officer/Director Since
Weihong Liu	31	Chief Executive Officer (Principal Executive Officer)	January 31, 2024
Nan Ding	45	Chief Operating Officer	January 5, 2024
Eve Chan	41	Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)	October 21, 2023
Hongliang Liu	37	Chief Technical Officer	March 1, 2025

Mr. Weihong Liu, Chief Executive Officer

Mr. Weihong Liu has more than 10 years of investment and research experience in the fields of crypto assets and blockchain technology. Mr. Liu has conducted in-depth analysis and strategic layout of potential investment opportunities in crypto assets. In addition, Mr. Liu has innovative business plans in high-tech and rapidly growing artificial intelligence generated content businesses, and he has a deep understanding of compliance requirements, market insights, and product functionality. Mr. Liu has been equipped with abundant knowledge reserves and strong executive capability in the corporate culture construction field as well as relevant experience in building diverse corporate culture dissemination system. Mr. Liu holds a Bachelor’s degree in Business Management from University of The West of England.

Mr. Nan Ding, Chief Operating Officer

Mr. Ding has over 24 years of operational management experience in industries such as cross-border investment, supply chain finance, equipment manufacturing, and international trade. From 2012 to 2023, Mr. Ding successively founded Japan Zhaoyuan Trading Co., Ltd. and Japan Toyo Trading Co., Ltd., specializing in cross-border investment and international trade of bulk commodities. From 2007 to 2012, Mr. Ding established Haimeng Tongshang Co., Ltd. and Haimeng New Energy Technology Co., Ltd., mainly engaged in the production and manufacturing of environmental protection industry and new energy equipment. Prior to that, Mr. Ding had 8 years of experience in municipal project engineering services. Mr. Ding holds a Bachelor’s degree in International Economic Management from University of Science and Technology Beijing.

Ms. Eve Chan, Chief Financial Officer and Secretary

Ms. Eve Chan is a member of Certified Public Accountants Australia with more than 15 years of experiences in accounting, audit and corporate experiences with several listed and private companies operating in USA, Hong Kong and Singapore. She has experience in a wide variety of industries, including Bitcoin mining, property development, property management, investment companies, general trading and manufacturing. From November 2022 to September 2024, Ms. Chan served as Financial Controller at X Capital Investment PTE. LTD., responsible for accounting and financial affairs, corporate financing and compliance. From August 2018 to October 2022, Ms. Chan served as Assistant Vice President at RHB Investment Bank Limited, and was principally responsible for advising on corporate restructuring for private and public companies in Hong Kong, Singapore, and Malaysia. Ms. Chan graduated with a Bachelor’s degree from University of Sydney in 2005.

Hongliang Liu, Chief Technical Officer

Dr. Liu is a distinguished technical visionary with over a decade of experience in system development and software management. His expertise spans a wide array of cutting-edge fields, with a particular emphasis on SaaS (Software-as-a-Service) and next-generation MaaS (Model-as-a-Service) solutions, leveraging AI/ML models to drive enterprise digital transformation. Dr. Liu has served as a Technical Expert in the R&D division of Chint Group Corp. since 2022, where he spearheaded multiple high-priority initiatives and delivered groundbreaking solutions that set new industry benchmarks. From 2017 to 2021, he held the position as a Postdoctoral Researcher and Technical Lead at Ningshui Group, where he drove the development of advanced technologies and led his team to achieve significant breakthroughs. Dr. Liu obtained his Doctor of Philosophy degree (Ph.D.) in Electrical Engineering from the University of Technology of Compiègne, a prestigious member of the Sorbonne University Group in France, in 2017. His academic and professional achievements have earned him multiple patents, and enabled him to play a pivotal role in shaping industry standards through his contributions to standardization committees.

Executive Compensation Table

The following table sets forth certain information with respect to compensation for the years ended December 31, 2025 and 2024, earned by or paid to our chief executive officer and principal executive officer, our principal financial officer, and our other most highly compensated executive officers whose total compensation exceeded US$2,000 (the “Named Executive Officers” or “NEO”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Weihong Liu	2025	[*]	—	—	—	—	—	[*]
CEO	2024	22,000	—	—	—	—	—	22,000	(1)
Eve Chan	2025	[*]	—	—	—	—	—	[*]
CFO and Secretary	2024	4,000	—	—	—	—	—	4,000	(2)
Ken Tsang	2025	[*]	—	—	—	—	—	[*]
Former CFO and Secretary	2024	18,000	—	—	—	—	—	18,000	(3)
Nan Ding	2025	[*]	—	—	—	—	—	[*]
COO	2024	24,000	—	—	—	—	—	24,000

____________

(1)      Such amounts were accrued based on his appointment date in 2024. Mr. Weihong Liu was appointed as the CEO of the Company on January 31, 2024.

(2)      Such amounts were accrued based on her appointment date in 2024. Ms. Eve Chan was appointed as the CFO of the Company on October 21, 2024.

(3)      Such amounts were accrued based on his appointment date in 2024. Ms. Mr. Ken Tsang was appointed as the CFO of the Company on December 13, 2023, and resigned from his position on October 21, 2024.

Employment Agreements

Our employment agreements with our officers generally provide employment for a specific term and set annual salaries, health insurance, pension insurance, paid vacation, and family leave time. The agreement may be terminated by either party as permitted by law.

We have entered into an employment agreement with each of our directors, Tian Yang, Qi Wang and Jianbo Sun.

We entered into a Resignation and Release Agreement with Mr. Lichen Dong, our Chairman, pursuant to which Mr. Dong resigned as a member of the Board and any committee there, effective December 10, 2025. Pursuant to such agreement, we are required to pay a one-time cash payment in the amount of $120,000 to Mr. Dong within 90 business days from the date of his resignation. The Resignation and Release Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 12, 2025.

The employment agreements of Tian Yang, Qi Wang and Jianbo Sun state that regardless of the reason for termination of employment, the Company shall not be required to pay any form of compensation or severance benefits to such directors. The employment agreements of all these directors do not contain change of control related terms.

Compensation and Risk

The Compensation Committee believes that the Company’s compensation programs appropriately reward prudent business judgment and risk-taking over the long term. The Compensation Committee provides oversight with respect to any risks that may be created by these compensation programs. Management has evaluated the risks that are created by the Company’s compensation programs for all employees, including non-executive officers, and the Compensation Committee has reviewed this evaluation. Based on our review, we have concluded that these compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

Clawback Policy

In 2024, we adopted an Incentive Compensation Recovery Policy (the “Clawback Policy”) governing the recovery of incentive-based compensation awarded to our executive officers based on financial results that were later restated. The policy requires the mandatory recoupment (with limited exceptions) of both equity and non-equity incentive compensation granted to current and former executive officers when a financial restatement is needed to correct the Company’s material noncompliance with any financial reporting requirement. This includes both (i) restatements correcting errors that were material to previously issued financial statements and (ii) restatements where the error, if corrected or left uncorrected, would result in a material misstatement in the current period.

Consistent with SEC and Stock Market Rules, the Clawback Policy applies regardless of whether an officer engaged in misconduct or contributed to the circumstances requiring the restatement. The Clawback Policy was filed as Exhibit 97 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Compensation Committee Report

As part of the exercise of its duties, the Compensation Committee has reviewed and discussed the above “Director Compensation”, and sections under “EXECUTIVE OFFICERS” contained in this Proxy Statement with management. Based upon that review and those discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Jianbo Sun, Chair
Tian Yang
Qi Wang

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

No director, executive officer, stockholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction during the last two fiscal years in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years.

The Audit Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules. The Audit Committee has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented. However, to the extent a potential related party transaction is presented to the Audit Committee, the Company expects that the Audit Committee would become fully informed regarding the potential transaction and the interests of the related party and would have the opportunity to deliberate outside of the presence of the related party. The Company expects that the Audit Committee would only approve a related party transaction that was in the best interests of, and fair to, the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party.

Prohibition on Hedging, Pledging, and Short Sales

We prohibit short sales, hedging, and transactions in derivatives of our securities for all our personnel, including directors, officers, employees, independent contractors, and consultants. In addition, we prohibit pledging of our stock as collateral by directors and executive officers of the Company. We allow for certain portfolio diversification transactions, such as investments in exchange funds.

PROPOSAL 2: AUDITOR RATIFICATION PROPOSAL

The Audit Committee and the Board have retained JWF Assurance PAC as our independent registered public accounting firm to audit our financial statements for the fiscal year ended December 31, 2025. A representative of JWF Assurance PAC is expected to be in attendance at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2024 by the Company’s independent accounting firm:

	2023	2024
Audit Fees(1)	170,000	[249,500]
Audit-Related Fees(2)	57,500	[22,000]
Tax Fees(3)	20,000	[20,000]
All Other Fees(4)	480,000	[50,000]
Total Fees	727,500	[341,500]

____________

(1)      Audit Fees: The aggregate fees billed for professional services rendered by the principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K and other services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for the fiscal year.

(2)      Audit-Related Fees: The aggregate fees billed for assurance and related services rendered by the former principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the previous item, Audit Fees.

(3)      Tax Fees: The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(4)      All Other Fees: The aggregate fees billed for products and services provided by the principal accountant, other than the services reported under the previous item, Audit Fees and Tax Fees.

Audit Committee Pre-approval Policies and Procedures

Our Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board of Directors, which is available on our website at http://www.nxtttech.com/h-col-120.html. The Audit Committee is responsible for selecting, retaining and determining the compensation of our independent public accountant, approving the services they will perform, and reviewing the performance of the independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K and our quarterly financial statements on Forms 10-Q. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2024, the Audit Committee took the following actions:

•        reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2024 with management and JWF Assurance PAC, our independent public accountant;

•        discussed with JWF Assurance PAC the matters required to be discussed in accordance with the rules set forth by the PCAOB, relating to the conduct of the audit; and

•        received written disclosures and the letter from JWF Assurance PAC regarding its independence as required by applicable requirements of the PCAOB regarding JWF Assurance PAC communications with the Audit Committee and the Audit Committee further discussed with JWF Assurance PAC its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

Our Audit Committee approved all services that our independent accountant provided to us in the fiscal year ended December 31, 2025.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will not be counted as either a vote cast for this proposal or a vote cast against this proposal. Broker non-votes are not applicable to the Auditor Ratification Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. We are not required to obtain the approval of our stockholders to appoint the Company’s independent accountant. However, if our stockholders do not ratify the appointment of JWF Assurance PAC as the Company’s independent public accountant for the fiscal year ended December 31, 2025, the Audit Committee of the Board may reconsider its appointment.

THE BOARD RECOMMENDS A VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

PROPOSAL 3: BUSINESS STRATEGIES PROPOSAL

Overview

Our Board has adopted and is recommending that our stockholders approve the Company’s overall business strategies set forth below and to authorize the Board to implement and execute such strategies and to make all operational, financial, and investment decisions necessary or appropriate to advance the Company’s objectives (the “Business Strategies Proposal”). The business strategies are designed to support the Company’s long-term growth, strengthen its capital structure, and expand its activities in SaaS, new energy, blockchain technologies, artificial intelligence, digital assets, and other emerging technology sectors.

Effect of Stockholder Approval

Approval of this proposal authorizes the Board to implement and execute the Company’s business strategies and to take all actions necessary or appropriate to advance the Company’s objectives. Approval does not constitute authorization for any specific transaction requiring separate stockholder approval under applicable laws and regulations, NASDAQ rules, or the Company’s governing documents. If any contemplated transaction requires such approval, the Board will seek stockholder approval as required.

Content of the Company’s Business Strategies

1. Capital Raising Through Form S-3

Stockholders are asked to approve the Company’s strategy to raise capital through offerings under effective Form S-3 registration statements. Under this strategy, and subject to compliance with applicable laws and NASDAQ rules, the Board is authorized to conduct one or more takedowns in which, so long as (i) the purchase price per share is at least 80% of the then-current market price of the Company’s common stock (i.e., at a discount of no more than 20%) and (ii) the transaction does not result in a change of control of the Company, the number of shares registered and issued in any single transaction may exceed 20% of the Company’s then-outstanding share capital. The net proceeds from any such offerings may be used for general corporate purposes, including but not limited to funding day-to-day operations, developing the Company’s AI-related businesses, and increasing the Company’s holdings of digital assets such as Bitcoin (“BTC”) and other cryptocurrencies.

2. Use and Management of Digital Assets

Stockholders are asked to approve the Company’s strategy relating to the use, management, and disposition of digital assets, including BTC. Under this strategy, the Company may:

•        sell or reduce its BTC holdings;

•        use BTC to support ordinary-course business investments;

•        provide investment- or loan-related services to cryptocurrency investors and Bitcoin miners; and

•        use BTC for payment of costs and expenses, subject to applicable laws and regulations.

The Board is authorized to determine timing, counterparties, transaction size, and method of execution for all such activities.

3. Stock Repurchase Strategy

Stockholders are asked to approve the Company’s strategy to repurchase, in one or more transactions over a five-year period, up to US$300 million of the Company’s outstanding common stock. Repurchased shares may be retired, held in treasury, or reserved for equity incentive plans or other corporate purposes as determined by the Board. Repurchases may be executed at such times, prices, and volumes as the Board considers to be in the best interests of the Company, subject to applicable securities laws and regulations, NASDAQ rules, and safe-harbor provisions.

4. Major Investment and Business Expansion Strategies

Stockholders are asked to approve the Company’s major investment and business expansion strategies, which may include, without limitation:

1.      investment in AI-driven green-energy infrastructure;

2.      investment in physical mineral resources;

3.      formation of or participation in cryptocurrency-focused investment funds;

4.      acquisition of new cryptocurrency asset classes;

5.      development of public blockchain technologies;

6.      development of cryptocurrency wallet technologies;

7.      establishment or acquisition of insurance, reinsurance, banking, securities brokerage, cryptocurrency exchange, or other financial-services businesses related to digital assets;

8.      establishment of or participation in additional investment funds;

9.      research and development relating to real-world-asset (“RWA”) business;

10.    investment in liquid-cooling solutions for AI data centers;

11.    provision of financing, lending, and other financial services to participants in the cryptocurrency ecosystem;

12.    development of digital-asset — based commerce platforms;

13.    investment in AI-driven RWA development and trading platforms; and

14.    increased research and development activities in integrated AI + energy + mining SaaS management systems.

The Board is authorized to determine, approve, and implement specific transactions, partnerships, acquisitions, divestitures, financings, or joint ventures necessary to execute the above strategies.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the Company’s Business Strategies Proposal. Abstentions will not be counted as either a vote cast for this proposal or a vote cast against this proposal. Brokerage firms do not have discretion to vote uninstructed shares held in street name. As a result, any shares not voted by the beneficial owners of such shares will be treated as broker non-votes. Broker non-votes will not be counted as votes cast and, therefore, will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE BUSINESS STRATEGIES PROPOSAL.

OTHER MATTERS

Note About Forward-Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this Proxy Statement, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in our Annual Report on Form 10-K for the year ended December 31, 2024. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this Proxy Statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

Information Referenced in this Proxy Statement

The content of the websites referred to in this Proxy Statement are not incorporated into this Proxy Statement. Our references to the URLs for any websites presented are intended to be inactive textual references only.

Stockholder Engagement and Communications

Stockholders may contact the Board about bona fide issues or questions about the Company by sending an email to the following address: contact@nxtttech.com, Attn: Secretary. Each communication should specify the applicable addressee or addressees to be contacted, the general topic of the communication, and the number of shares of our stock that are owned of record (if a record holder) or beneficially. If a stockholder wishes to contact the independent members of the Board, the stockholder should address such communication to the attention of the Board member(s) care of our Secretary at the address above.

Our Secretary monitors these communications and will provide a summary of all received messages to the Board at each regularly-scheduled meeting of the Board. The Board generally meets on a quarterly basis. Where the nature of a communication warrants, our Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the Board or non-management director, of independent advisors or of Company management, as our Secretary considers appropriate. Our Secretary may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary. In addition, material that is unduly hostile, threatening, illegal, or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any non-management director upon request. More information about investor relations is available on our website at www.nxtttech.com.

Other Business

The Board knows of no other business that will be presented for consideration at the Annual Meeting. If any other business is properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

FINANCIAL STATEMENTS

The audited financial statements of the Company for the fiscal year ended December 31, 2024 are contained in the 2024 Annual Report to Stockholders. However, such report and the financial statements contained therein are not to be considered part of this solicitation.

SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED TO STOCKHOLDERS TO SOLICIT PROXIES ON BEHALF OF THE BOARD OF DIRECTORS OF NEXT TECHNOLOGY HOLDING INC. The cost of soliciting proxies will be born by the Company. Directors and officers of the Company may, without additional compensation, solicit by mail, in person or by telecommunication.

FUTURE PROPOSALS OF STOCKHOLDERS

Stockholder proposals for our Annual Meeting to be held in 2027 must be received by us by [Date] (unless otherwise stated in this proxy statement), and must otherwise comply with the rules promulgated by the SEC to be considered for inclusion in our proxy statement for that year. Any stockholder proposal, whether or not to be included in our proxy materials, must be sent to contact@nxtttech.com by email.

Copies of Next Technology Holding Inc’s Annual Report for the fiscal year ended December 31, 2024, to the SEC on Form 10-K, as filed with the SEC (without exhibits), are available to stockholders through our website at www.nxtttech.com or upon written request to contact@nxtttech.com.

Dated: [Date]

By order of the Board of Directors,

Jianbo Sun
Director

PRELIMINARY — SUBJECT TO COMPLETION

PROXY CARD

NEXT TECHNOLOGY HOLDING INC.

This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held [Date].

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

Pursuant to the SEC rules, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. The Notice of Meeting, Proxy Statement, and Proxy Card are also available online at www.transhare.com and clicking on “Vote Your Proxy”.

The undersigned hereby appoints Weihong Liu and Eve Chan, or either one of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders to be held on at [Time] on [Date] HK Time (GMT+8), or such later date or dates as such Annual Meeting date may be adjourned, at Conference Room A, 4th Floor, No. 9 Queen’s Road Central, Central, Hong Kong Special Administrative Region, People’s Republic of China, hereby revoking any proxies heretofore given, to vote all shares of capital stock of the Company held or owned by the undersigned as directed on this proxy card, and in their discretion upon such other matters as they may come before the meeting.

PROXY VOTING INSTRUCTIONS

INTERNET — The website address for Internet voting is www.transhare.com. Have your proxy card in hand when you access the website. Please click “Vote Your Proxy”, enter your control number and follow the instructions to vote your proxy.

MAIL — Complete, date, sign and return your proxy card by mail to Transhare Corporation, Bayside Center 1 17755 US Highway 19 N Suite 140, Clearwater FL, 33764, ATTN: Proxy Team

EMAlL — Complete, date, sign and return a scanned copy of your proxy card by email to Proxy@Transhare.com, ATTN: Proxy Team.

Your proxy vote must be received with your proof of identity and contact information by 11:59 p.m. HK Time (GMT+8) on [date] to be counted.

IN PERSON — You may also vote your shares in person by attending the Annual Meeting.

THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR ALL NOMINEES WITH SAME VOTES AND FOR RATIFYING THE APPOINTMENT OF JWF Assurance PAC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025. ON OTHER MATTERS THAT MAY COME BEFORE SAID MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE ABOVE-NAMED PERSON(S).

1.	To elect four (4) directors to serve as members of the board of directors until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified
	1a.	Wenbo Li	☐ For ☐ Against ☐ Abstain
	1b.	Guang Cui	☐ For ☐ Against ☐ Abstain
	1c.	Gwanggeun Jo	☐ For ☐ Against ☐ Abstain
	1d.	Hsiu Wu	☐ For ☐ Against ☐ Abstain

(The Board recommends approval of and a vote FOR electing all nominees as directors.)

2.       To ratify the appointment of JWF Assurance PAC as our independent registered public accounting firm for the fiscal year ended December 31, 2025

☐ For            ☐ Against            ☐ Abstain

(The Board recommends approval of and a vote FOR ratifying the appointment of JWF Assurance PAC as our independent registered public accounting firm for the fiscal year ended December 31, 2025)

3.       To approve the business strategies of the Company described in the proposal, which include the Company’s planned capital-raising activities under Form S-3, the use and management of digital assets, the Company’s long-term share repurchase strategy, and the Company’s major investment and business expansion initiatives, as further detailed in the proposal

☐ For            ☐ Against            ☐ Abstain

(The Board recommends approval of and a vote FOR approving such business strategies proposal)

To change the address on your account, please check the box at right and indicate your new address in the address space above.

Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder:    __________________________Date: _____________________

(Please sign exactly as your name or names appear hereon. When there is more than one owner, each must sign. When signing as an agent, attorney, administrator, executor, guardian or trustee, please indicate your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer who should indicate his title. If a partnership, please sign in partnership name by an authorized person.)